Exhibit 99.1

10X Capital Venture Acquisition Corp. II and African Agriculture, Inc.
Announce Closing of Business Combination

Poised to Capture a Meaningful Share of the $21 Billion Global Alfalfa Market

Trading Expected to Commence on Nasdaq Global Market December 7, 2023 under Ticker “AAGR”

Announces Name Change to African Agriculture

NEW YORK, NY, Dec. 06, 2023 (GLOBE NEWSWIRE) -- 10X Capital Venture Acquisition Corp. II (“10X II”) (NASDAQ:VCXA), a publicly traded special purpose acquisition company, announced today that it has completed its previously announced merger with African Agriculture, Inc., a global food security company operating a commercial-scale alfalfa farm on the African continent.

The transaction was approved by 10X II’s shareholders at an extraordinary general meeting held on December 5, 2023. In connection with the closing, 10X II changed its name to “African Agriculture Holdings Inc.” (“African Agriculture”). Commencing December 7, 2023, African Agriculture’s common stock and warrants are expected to begin trading on the Nasdaq Global Market under the ticker symbols “AAGR” and “AAGRW”.

Each holder of 10X II ordinary shares outstanding and for which redemption was not requested, will, pursuant to the business combination, have each owned ordinary share converted into 1 share of African Agriculture’s common stock and will receive an additional 0.39556 shares of African Agriculture’s common stock. As a result, the public holders of the 262,520 10X II Class A ordinary shares will receive an additional 103,842 shares for a total of approximately 366,362 shares of African Agriculture’s common stock.

African Agriculture’s Chief Executive Officer, Alan Kessler, will ring the Nasdaq Opening Bell at 9:30 a.m. ET on December 7, 2023, in a celebration of African Agriculture’s public trading debut. Upon listing, African Agriculture will be the first pure-play U.S.-listed agriculture company operating in Africa.

African Agriculture manages extensive farmland in West Africa, including an alfalfa farm it currently operates on approximately 750 acres out of a total of 62,000 acres of dedicated farmland in Senegal. Alfalfa was a $21 billion global market in 2021. African Agriculture is on a mission to provide food security to farmers and consumers globally, ensuring access to feedstock, dairy, and animal protein and believes that this transaction will put them in a strategic position to achieve that goal.

African Agriculture will be led by CEO Alan Kessler, who has over 25 years as an operator, advisor, and investor in commodities and emerging markets, having led IPOs for multiple African commodity companies. Harry Green, African Agriculture’s CFO, brings decades of multi-industry experience, in senior investment, corporate finance, and accounting roles.

African Agriculture’s board of directors includes Orim Graves, CFA, Executive Director of the National Association of Securities Professionals and former Chief Investment Officer for the City of Philadelphia Board of Pensions and Retirement; Russell Read, former Chief Investment Officer of CalPERS, the Alaska Permanent Fund, and the Gulf Investment Corporation; Ambassador Modest Jonathan Mero, the outgoing Ambassador of the United Republic of Tanzania to the United Nations; Daphne Michelle Titus, a career member of the United States Department of State Senior Foreign Service and one of the State Department’s premier Africanists; Ambassador (ret) Bisa Williams, Senior Fellow at Yale University’s Jackson Institute for Global Affairs and former U.S. Ambassador to Niger under President Barack Obama; and Osman Ahmed, Managing Director and Head of Private Equity at 10X Capital.

Hans Thomas, Chairman and CEO of 10X Capital Venture Acquisition Corp. II, stated, “We are excited to complete the merger with African Agriculture and bring a pure-play Africa listing to the U.S. public markets. According to current World Bank data, approximately 60% of the world’s arable land is in Africa yet it only represents 4% of the world's food production. We believe African Agriculture is extremely well positioned to capitalize on the growing global demand for alfalfa and other key agricultural goods that can be cost-effectively produced in Africa. African Agriculture brings an exceptional management team with decades of experience on the African continent, in spheres of agronomy, financing, management, auditing and systems management, farming management, farming operations, agriculture, aquaculture, commercial operations, export and diplomacy, making the team well suited to execute on the vision of establishing the company as a leading player in the African and global agricultural markets.”

Alan Kessler, the Chairman & CEO of African Agriculture, stated, “We are excited to embark on the next phase of our journey as a listed company on Nasdaq. Leading up to this transaction, we initially secured 25,000 hectares of farmland, or approximately 62,000 acres, in Senegal, one of the most stable countries in Africa. Considerable effort has been expended on preparing the land for commercial operations, including ensuring the integrity of the water channels and other water assets, as well as conducting soil analysis and feasibility studies. We then began preparing the soil, land, pivots, irrigation, and infrastructure to begin our alfalfa program, which was successfully launched in early 2022 across 750 acres. As a result, we believe we have developed a highly efficient and scalable operation, poised to capture a meaningful share of the global alfalfa market, as we increase production on our existing farmland over the next 2-3 years. In addition, we look forward to extending our operations into other agricultural goods, as well as expanding our geographic footprint on the African continent. Most importantly, we are committed to supporting the local community through sustainable land development, employment, health programs, infrastructure development, educational support, and much more.”

“In terms of responsibility, as a primary farming company dedicated to food security and precision agriculture on the African continent, we intend to grow with sustainable water, power and inputs, creating jobs and development, alongside our communities, while maintaining the highest governance principles, as a private sector company focused on shareholder value. In terms of opportunity, Africa is home to 8 of the world’s top 10 fastest growing cities, with the population of the continent expected to jump to 2.5 billion people by 2050. Nevertheless, exposure by institutional investors in Africa, excluding South Africa, is under-indexed, as defined by Morgan Stanley’s emerging market index. Driving investment into the African continent is a priority” concluded Mr. Kessler.

About 10X Capital

10X Capital is an alternative asset management firm leveraging advancements in data analytics & AI to generate signals, deliver insights, and drive returns across asset classes. 10X Capital is amongst the most active venture capital firms globally, aligning Wall Street, Main Street & Silicon Valley by bringing institutional capital & strategies to high growth ventures & income opportunities in both private & public markets. For more information, visit https://www.10XCapital.com/.

About African Agriculture

African Agriculture is a pioneering company dedicated to securing food and protein for the coming century. Born out of a global necessity, it focuses on harnessing Africa’s vast agricultural potential. With 60% of the world’s remaining arable land, Africa stands as a powerhouse of untapped resources, offering abundant sunshine, plentiful rain, and fertile soil. African Agriculture’s mission is to optimize yields and harvests, creating sustainable job opportunities for local communities while delivering significant value to its shareholders. To learn more about African Agriculture, Inc. visit https://africanagriculture.com/.

Financial and Legal Advisors

Latham & Watkins LLP is legal counsel to 10X II. Morrison Cohen LLP is legal counsel to African Agriculture.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including without limitation, statements regarding services offered by African Agriculture and the markets in which African Agriculture intends to operate, business strategies, industry environment, potential growth opportunities, the effects of regulations and African Agriculture’s projected future results. Words such as “expect”, “poised”, “estimate”, “project”, “budget”, “forecast”, “anticipate”, “intend”, “plan”, “may”, “will”, “could”, “should”, “believes”, “predicts”, “potential”, “continue”, and similar expressions (including the negative versions of such words or expressions) are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions.

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements, including but not limited to: (i) the effect of the business combination on African Agriculture’s business relationships, performance, and business generally; (ii) risks that the business combination disrupts current plans of African Agriculture and potential difficulties in African Agriculture employee retention as a result of the business combination; (iii) the outcome of any legal proceedings that may be instituted against African Agriculture; (iv) the ability to maintain the listing of African Agriculture’s securities on Nasdaq; (v) the price of African Agriculture’s securities, including volatility resulting from changes in the competitive and highly regulated industries in which African Agriculture operates, variations in performance across competitors, changes in laws and regulations affecting African Agriculture’s business and changes in the capital structure; (vi) the ability to implement business plans, forecasts, and other expectations after the completion of the business combination, and identify and realize additional opportunities and expansions; and (vii) the impact of fluctuations in agricultural commodity prices and related costs, as well as global demand for African Agriculture’s products based on end-demand for crops, supply and quality issues, or any other reason; (viii) African Agriculture’s reliance upon irrigation systems, public water sources and other resources subject to regulatory control by foreign governments; (ix) the international nature of African Agriculture’s business, including adverse trade policies, changes in laws, inflation, exchange controls, and civil or political instability; and (x) risks related to adverse weather conditions, including as a result of climate change, affecting the quality and price of agricultural products. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the definitive proxy statement/prospectus filed by 10X II in connection with the business combination, including those under “Risk Factors” therein, and other documents filed by 10X II and African Agriculture from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements.

Investor Relations:

David Waldman/Ted Ayvas

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: AAGR@Crescendo-IR.com

Media Relations:

Brigit Hennaman

Rubenstein Public Relations

Email: bhennaman@rubensteinpr.com

Company Contact:

Maxine Gordon, Head of Academics, Media, and Public Relations

African Agriculture Holdings Inc.

Email: mg@africanagriculture.com

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